UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2004 providing for the issuance of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-29              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1 pursuant to the terms of the Trust Agreement, dated as of April 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

   On November 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Trust 2004-CW1
Mortgage Pass-Through Certificates Series 2004-CW1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A.,not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: December 3, 2004    By: /s/   Thomas Venusti
                          --------------------------------------------
                           Thomas Venusti
                           Assistant Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004


                              GSAA Trust 2004-CW1
                         Statement To Certificateholders
                                  November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA_1      16,718,000.00    16,151,400.44     507,781.75       74,027.25         581,809.00   0.00         0.00      15,643,618.69
IIA_1    100,000,000.00    71,926,330.83   3,689,450.22      359,631.65       4,049,081.87   0.00         0.00      68,236,880.61
IIA_2    102,068,000.00    69,202,716.97   4,319,165.58      346,013.58       4,665,179.16   0.00         0.00      64,883,551.39
IIA_3     15,000,000.00    15,000,000.00           0.00       75,000.00          75,000.00   0.00         0.00      15,000,000.00
A_P          190,424.00       189,078.98         228.81            0.00             228.81   0.00         0.00         188,850.17
B1         8,629,000.00     8,581,052.76       8,167.54       42,647.14          50,814.68   0.00         0.00       8,572,885.22
B2         2,626,000.00     2,611,408.58       2,485.57       12,978.49          15,464.06   0.00         0.00       2,608,923.01
B3         1,751,000.00     1,741,270.53       1,657.36        8,653.97          10,311.33   0.00         0.00       1,739,613.17
B4         1,376,000.00     1,368,354.23       1,302.41        6,800.61           8,103.02   0.00         0.00       1,367,051.82
B5           875,000.00       870,138.05         828.21        4,324.52           5,152.73   0.00         0.00         869,309.84
B6           875,953.00       871,085.75         829.11        4,329.23           5,158.34   0.00         0.00         870,256.64
R                  0.00             0.00           0.00            0.00               0.00   0.00         0.00               0.00
TOTALS   250,109,377.00   188,512,837.12   8,531,896.56      934,406.44       9,466,303.00   0.00         0.00     179,980,940.56
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Notional                                                       Realized      Deferred     Notional
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A_X      23,934,320.00     15,949,451.96        0.00            86,392.86     86,392.86      0.00         0.00      14,768,288.64
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA_1    36228FT48       966.10841249      30.37335507     4.42799677     34.80135184     935.73505742     IA_1       5.500000 %
IIA_1   36228FT55       719.26330830      36.89450220     3.59631650     40.49081870     682.36880610     IIA_1      6.000000 %
IIA_2   36228FT63       678.00600551      42.31654956     3.39002998     45.70657954     635.68945595     IIA_2      6.000000 %
IIA_3   36228FV45     1,000.00000000       0.00000000     5.00000000      5.00000000   1,000.00000000     IIA_3      6.000000 %
A_P     36228FT71       992.93670966       1.20158173     0.00000000      1.20158173     991.73512793     A_P        0.000000 %
B1      36228FT97       994.44347665       0.94652219     4.94230386      5.88882605     993.49695446     B1         5.963904 %
B2      36228FU20       994.44348058       0.94652323     4.94230388      5.88882711     993.49695735     B2         5.963904 %
B3      36228FU38       994.44347801       0.94652199     4.94230154      5.88882353     993.49695603     B3         5.963904 %
B4      36228FV52       994.44348110       0.94651890     4.94230378      5.88882267     993.49696221     B4         5.963904 %
B5      36228FV60       994.44348571       0.94652571     4.94230857      5.88883429     993.49696000     B5         5.963904 %
B6      36228FV78       994.44348042       0.94652339     4.94230855      5.88883194     993.49695703     B6         5.963904 %
TOTALS                  753.72158925      34.11266168     3.73599123     37.84865291     719.60892758
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP          Notional         Principal       Interest       Total         Notional                    Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A_X     36228FT89       666.38416968      0.00000000      3.60958072     3.60958072    617.03397632        A_X          6.500000 %
----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                      16,989,380.20
                                        Group 2 Mortgage Loans                                                     162,991,560.45

Sec. 4.01(iii)  Available Distribution                                                                               9,552,695.87
                                        Aggregate Principal Distribution Amount                                      8,531,896.56
                                        Principal Prepayment Amount                                                  8,351,761.87

Sec. 4.01(v)    Unscheduled Principal By Group
                                        Group 1                                                                        489,747.54
                                        Group 2                                                                      7,862,014.33


Sec. 4.01(f)    Interest Payment
                    Class IA-1
                                          Accrued and Paid for Current Month                                            74,027.25
                                          Accrued and Paid from Prior Months                                                 0.00
                    Class IIA-1
                                          Accrued and Paid for Current Month                                           359,631.65
                                          Accrued and Paid from Prior Months                                                 0.00
                    Class IIA-2
                                          Accrued and Paid for Current Month                                           346,013.58
                                          Accrued and Paid from Prior Months                                                 0.00
                    Class IIA-3
                                          Accrued and Paid for Current Month                                            75,000.00
                                          Accrued and Paid from Prior Months                                                 0.00
                    Class A-X
                                          Accrued and Paid for Current Month                                            86,392.86
                                          Accrued and Paid from Prior Months                                                 0.00
                    Class B1
                                          Accrued and Paid for Current Month                                            42,647.14
                                          Accrued and Paid from Prior Months                                                 0.00
                    Class B2
                                          Accrued and Paid for Current Month                                            12,978.49
                                          Accrued and Paid from Prior Months                                                 0.00
                    Class B3
                                          Accrued and Paid for Current Month                                              8653.97
                                          Accrued and Paid from Prior Months                                                 0.00
                    Class B4
                                          Accrued and Paid for Current Month                                              6800.61
                                          Accrued and Paid from Prior Months                                                 0.00
                    Class B5
                                          Accrued and Paid for Current Month                                             4,324.52
                                          Accrued and Paid from Prior Months                                                 0.00
                    Class B6
                                          Accrued and Paid for Current Month                                             4,329.23
                                          Accrued and Paid from Prior Months                                                 0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Group 1                                                             3,645.56
                                        Servicer Fee Group 2                                                            35,627.95
                                        Servicer Fee Paid                                                               39,273.51

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                              0.00
                                        Current Period Reimbursed Advances                                                   0.00
                                        Aggregate Unreimbursed Advances                                                      0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                              0.00
                                        Current Period Reimbursed Advances                                                   0.00
                                        Aggregate Unreimbursed Advances                                                      0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                  399
                                        Balance of Outstanding Mortgage Loans                                      179,980,940.65

Sec. 4.01(l)                                    Number and Balance of Delinquent Loans
                                                 Group Totals
                                                                                           Principal
                                                 Period                Number                Balance              Percentage
                                                0-29 days                   0                     0.00                  0.00 %
                                                30-59 days                 14             5,943,765.23                  3.30 %
                                                60-89 days                  2               813,770.53                  0.45 %
                                                90-119 days                 1               351,856.26                  0.20 %
                                                120+days                    1               361,294.41                  0.20 %
                                                 Total                     18             7,470,686.43                  4.15 %


Sec. 4.01(l)                                    Number and Balance of REO Loans
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                      2              707,143.60                  0.39 %


Sec. 4.01(l)                                    Number and Balance of Loans in Bankruptcy
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                      1              332,747.76                  0.18 %

Sec. 4.01(m)                                    Number and Balance of Loans in Foreclosure
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                      6            2,812,947.68                  1.56 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                     180,134.71
                                                              Payoffs                                               8,323,704.35
                                                              Prepayments                                              28,057.52
                                                              Liquidation Proceeds                                          0.00
                                                              Condemnation Proceeds                                         0.00
                                                              Insurance Proceeds                                            0.00
                                                              Realized Losses                                               0.00

                                                              Realized Losses Group 1                                       0.00
                                                              Realized Losses Group 2                                       0.00
                                                              Realized Gains                                                0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                      0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                          0.00
                                                              Class IA-1                                                    0.00
                                                              Class IIA-1                                                   0.00
                                                              Class IIA-2                                                   0.00
                                                              Class IIA-3                                                   0.00
                                                              Class B1                                                      0.00
                                                              Class B2                                                      0.00
                                                              Class B3                                                      0.00
                                                              Class B4                                                      0.00
                                                              Class B5                                                      0.00
                                                              Class B6                                                      0.00
                                                              Class A-X                                                     0.00
Sec. 4.01(s) Group I
                                        Senior Percentage I                                                            93.3089 %
                                        Senior Prepayment Percentage I                                                100.0000 %

                                        Subordinate Percentage I                                                        6.6911 %
                                        Subordinate Prepayment Percentage I                                             0.0000 %

Sec. 4.01(s) Group II
                                        Senior Percentage II                                                           91.2960 %
                                        Senior Prepayment Percentage II                                               100.0000 %

                                        Subordinate Percentage II                                                       8.7040 %
                                        Subordinate Prepayment Percentage II                                            0.0000 %

Aggregate
                                        Scheduled Principal                                                           180,134.71
                                        Unscheduled Principal                                                       8,351,761.87
                                        Beginning Balance                                                         188,512,837.21
                                        Ending Balance                                                            179,980,940.65
                                        Net Wac                                                                          6.49801
                                        Weighted Averge Maturity                                                          346.00

                                        Wac Group 1                                                                      5.80303
                                        Wac Group 2                                                                      6.87302



                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.